Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Subsequent Events

12. Subsequent Events

License agreement

The Company entered into an agreement with Nerviano Medical Sciences S.r.l. (NMS) on October 10, 2013, which was amended on October 25, 2013 and became effective on November 6, 2013, whereby the Company obtained an exclusive license in certain of NMS’ Active Pharmaceutical Ingredients (APIs) and certain NMS IP rights upon the effective date of the agreement. An initial payment of $7,000,000 is due by November 16, 2013. In addition, the Company’s parent company, now named Ignyta, Inc., issued to NMS on November 6, 2013 a five year warrant to purchase 16,667 shares of its Common Stock at an exercise price per share of six dollars ($6.00). Tiered royalties in the low single digits to mid double digits will be paid based upon aggregate annual net sales. The Company is obligated under the terms of the license agreement to engage NMS to perform services valued at $1 million or more between the effective date of the license agreement and December 31, 2014, which services could include, among others at the Company’s election, manufacture and supply services, technology transfer activities, preclinical activities, process development activities and assay development activities.

Merger Transaction	For purposes of the below description of the Merger, the PIPE Financing and the Ignyta Plan (each as defined below), all references to “Ignyta” shall refer to Ignyta, Inc., a Nevada corporation whose name was changed from Infinity Oil & Gas Company on October 31, 2013 in connection with the closing of the Merger; all references to “Merger Sub” shall refer to IGAS Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Ignyta; and all references to “Ignyta Operating” shall refer to the Company, whose name was changed from Ignyta, Inc. to Ignyta Operating, Inc. on October 31, 2013 in connection with the closing of the Merger.

On October 31, 2013, Ignyta, Merger Sub, and Ignyta Operating entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). The Merger Agreement provides for the merger of Merger Sub with and into Ignyta Operating (the “Merger”), with Ignyta Operating surviving the transaction as a wholly owned subsidiary of Ignyta. The Merger closed on October 31, 2013 concurrently with the execution and delivery of the Merger Agreement.

Also on October 31, 2013, prior to the execution and delivery of the Merger Agreement and the concurrent closing of the Merger, (i) the holders of all series of outstanding Preferred Stock of Ignyta Operating, consisting of Series A Preferred Stock and Series B Preferred Stock, voluntarily converted such shares into shares of Ignyta Operating’s Common Stock in accordance with the certificate of incorporation of Ignyta Operating and at the then-effective conversion rates therefor, which were one-to-one in all cases, and (ii) Ignyta Operating amended its certificate of incorporation to change its name to “Ignyta Operating, Inc.” and to effect a three-to-one reverse stock split of its capital stock, resulting in 4,916,469 outstanding shares of Ignyta Operating’s Common Stock, outstanding warrants to acquire up to an aggregate of 25,001 shares of Ignyta Operating’s common stock, and outstanding options granted under Ignyta Operating’s 2011 Stock Incentive Plan (as amended and restated, the “Ignyta Plan”) to purchase up to an aggregate of 358,986 shares of Ignyta Operating’s Common Stock.

At the closing of the Merger and pursuant to the terms of the Merger Agreement, Ignyta issued an aggregate of 4,916,469 shares of its common stock to the former stockholders of Ignyta Operating in exchange for all of the outstanding shares of Ignyta Operating’s capital stock. That number of shares was negotiated and agreed to by Ignyta and Ignyta Operating prior to entering into the Merger Agreement. As a result, the equity holders of Ignyta Operating became entitled to receive one share of Ignyta’s Common Stock, or the right to acquire one share of Ignyta’s Common Stock, in exchange for each one share of Ignyta Operating’s Common Stock, or right to acquire one share of Ignyta Operating’s Common Stock, held by them prior to the closing of the Merger. As of immediately following the closing of the Merger, Ignyta Operating has become a wholly-owned subsidiary of Ignyta, and the former stockholders of Ignyta Operating collectively own approximately 99.85% of the outstanding shares of Ignyta’s Common Stock. In addition, pursuant to the terms of the Merger Agreement, Ignyta has assumed (i) the Ignyta Plan, under which an aggregate of 342,209 shares are reserved for issuance pursuant to future equity grants, (ii) the obligation to issue up to an aggregate of 358,986 shares of its common stock upon the exercise of all options granted under the Ignyta Plan that were outstanding as of immediately prior to the closing of the Merger, and (iii) the obligation to issue up to an aggregate of 25,001 shares of its common stock upon the exercise of two warrants previously issued by Ignyta Operating and outstanding as of immediately prior to the closing of the Merger.

PIPE Financing	On November 6, 2013, Ignyta completed a Private Investment in Public Equity financing (the “PIPE Financing”), pursuant to which Ignyta issued 7,740,142 shares of its Common Stock to 52 accredited investors at six dollars ($6.00) per share for gross proceeds of approximately $46.4 million.

2011 Equity Incentive Plan	Effective as of immediately prior to the closing of the Merger on October 31, 2013, Ignyta Operating’s Board of Directors and the holders of at least a majority of its then-outstanding capital stock approved an amendment to the Ignyta Plan to, among other things, increase the number of shares of its Common Stock available for issuance thereunder from 666,666 shares to 712,652 shares. Effective upon the closing of the Merger, Ignyta assumed the Ignyta Plan and the obligation to issue all outstanding options and other awards outstanding thereunder as of the closing of the Merger.

The Company has evaluated subsequent events through November 14, 2013, which is the date the financial statements were issued.

11. Subsequent Events	On February 27, 2013 the Company entered into a first amendment to the original Loan Agreement increasing the available maximum borrowing amount to $1,500,000 subject to certain milestones as defined by the agreement. The Company was advanced $500,000 on February 27, 2013. Payments of principal and interest are due on the loan on a fully amortized basis of 24 months in equal installments, commencing after a 6 month period of interest only payments. Interest is fixed at 4.0%.

The first amendment to the Loan Agreement also amended the payment terms of the $500,000 advanced in June 2012 to extend the period of interest only payments from 12 months to 15 months.

As additional consideration for the cost and risk associated with the Loan Agreement, the Company issued to the lender a warrant to purchase up to a number of shares of Series B Preferred Stock equal to 5% of the amount loaned under the Loan Agreement on February 27, 2013 and thereafter, subject to adjustment as set forth in the warrant, including without limitation for stock combinations and splits. As a result, the warrant is exercisable for 8,334 shares of the Company’s Series B Preferred Stock as of February 27, 2013.

On May 20, 2013, the Company executed an Agreement and Plan of Reorganization with Actagene, a San Diego based privately held biotechnology company founded in February 2013. Under the terms of the agreement, the Company issued 1,583,336 shares of Common Stock to Actagene shareholders.

The Company has evaluated subsequent events through July 15, 2013, which is the date the financial statements were issued.